UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Municipal Bond Fund

ANNUAL REPORT August 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
31	Financial Highlights
32	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2013, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility during the final months of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise, municipal bonds generally gained ground for the reporting period overall. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped support yields when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market’s prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate. On the other hand, intensifying geopolitical turmoil and other factors could dampen the adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices. Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
September 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Daniel Marques and Daniel Rabasco, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, Dreyfus Municipal Bond Fund achieved a total return of 11.10%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index, produced a total return of 10.14%.2

Municipal bonds rallied over the reporting period as long-term interest rates moderated, supply-and-demand dynamics proved favorable, and credit conditions improved.The fund outperformed its benchmark, mainly due to the success of our security selection strategy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund generally will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus.The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market;

  Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.The fund seeks to invest in several of these sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled over the summer to fall period of 2013 when investors responded negatively to accelerating economic growth and the Federal Reserve Board’s (the “Fed”) plans to back away from its quantitative easing program. By the end of 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates subsequently moderated, and bond prices rebounded when harsh winter weather contributed to an economic contraction during the first quarter of 2014.

Although the economic recovery got back on track in the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity resulted in a lower supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking higher after-tax income.This constructive market environment enabled municipal bonds to produce highly competitive total returns, with longer term and lower rated securities faring particularly well.

The economic rebound resulted in better underlying credit conditions for many issuers.Tax revenues increased, helping most states achieve budget surpluses. Isolated fiscal problems in Detroit and Puerto Rico were notable exceptions to the recovering credit environment.

Strong Security Selections Bolstered Relative Performance

The fund participated more fully in the market’s rise. Our security selection strategy proved especially effective among securities backed by revenues from hospitals, airports, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies. Bonds issued on behalf of water-and-sewer facilities and toll roads also fared well, as did an underweighted position in high-quality escrowed bonds.

Our interest rate strategies provided further support to relative results.We set the fund’s average duration in a position that was longer than the benchmark, helping to maximize the positive impact of falling long-term rates.We maintained underweighted exposure to shorter-term securities, instead focusing on maturities in the 10- to 20-year range.This segment of the market’s maturity spectrum provided both a yield advantage and gained value in response to moderating interest rates.

Disappointments during the reporting period included underweighted exposure to general obligation bonds at a time when they fared better than revenue-backed bonds.The fund’s holdings of Puerto Rico bonds also lagged market averages.

Maintaining a Cautious Investment Posture

The economic recovery has gained momentum, as evidenced by a 4.6% annualized U.S. GDP growth rate during the second quarter. In addition, we believe that investors are returning their focus to fundamentals now that the Fed is close to ending its quantitative easing program. From a technical standpoint, we expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

Therefore, we have adopted a more defensive stance. We have reduced the fund’s holdings of lower rated securities, including Puerto Rico bonds, in favor of their higher quality counterparts. We also have added exposure to auction-rate securities that tend to hold up well when rates rise. Furthermore, we reduced exposure to issuers with above-average debt plus pension expense burdens, looking to capitalize on valuations where the market has underappreciated state and local governments’ long-term capacity and flexibility to support liabilities. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Auction rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities, and many other taxable and tax-exempt issuers.The dividend rates on these securities generally reset through bank managed auctions periodically, including periods ranging from seven days to 35 days.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1	Year	5 Years	10 Years
Fund	11.10%		5.32%	4.19%
Barclays Municipal Bond Index	10.14%		5.39%	4.77%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/04 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2014 to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014

Expenses paid per $1,000†	$3.77
Ending value (after expenses)	$1,047.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014

Expenses paid per $1,000†	$3.72
Ending value (after expenses)	$1,021.53

† Expenses are equal to the fund’s annualized expense ratio of .73%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

August 31, 2014

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—3.6%
Alabama Public School and College
Authority, Capital Improvement
Revenue	5.00	1/1/26	20,170,000		24,730,840
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	15,000,000		15,136,650
Jefferson County,
Senior Lien Sewer Revenue
Warrants (Insured; Assured
Guaranty Municipal Corp.)	0/6.60	10/1/42	20,000,000	[a]	13,235,000
Alaska—.8%
Alaska Energy Authority,
Power Revenue (Bradley Lake
Hydroelectric Project)
(Insured; Assured Guaranty
Municipal Corp.)	6.00	7/1/17	5,730,000		6,574,201
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	6,850,000		5,101,949
Arizona—1.7%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	9,000,000		10,386,090
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	6,750,000		5,905,845
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	4,815,000		4,871,143
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.25	10/1/40	4,185,000		4,521,390
California—15.8%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/28	5,000,000		5,901,700

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California,
GO (Various Purpose)	5.63	4/1/25	3,500,000	4,160,975
California,
GO (Various Purpose)	5.75	4/1/31	13,325,000	15,849,821
California,
GO (Various Purpose)	6.50	4/1/33	15,000,000	18,347,250
California,
GO (Various Purpose)	6.00	11/1/35	14,000,000	17,034,080
California Department of Veterans
Affairs, Home Purchase Revenue	5.00	12/1/42	8,000,000	8,202,560
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	7,850,000	9,001,831
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	4,000,000	4,539,480
California State Public Works
Board, LR (Department
of Corrections and
Rehabilitation) (Various
Correctional Facilities)	5.00	9/1/28	5,000,000	5,942,100
California State Public Works Board,
LR (Various Capital Projects)	5.00	11/1/38	2,500,000	2,809,675
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/42	5,525,000	6,072,970
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.50	8/15/26	5,000,000	5,829,700
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.50	12/1/21	11,725,000	12,006,283
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	5,000,000	5,883,350
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	8/1/29	15,000,000	17,041,950

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	4,970,000	4,550,333
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/28	2,850,000	3,315,149
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/33	5,000,000	5,665,050
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/20	6,450,000	7,805,855
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/28	7,990,000	9,438,747
Los Angeles Unified School
District, GO	5.00	7/1/21	11,000,000	13,421,760
Modesto Irrigation District,
Electric System Revenue	5.00	7/1/21	3,515,000	4,258,423
Sacramento County,
Airport System Senior Revenue	5.75	7/1/39	10,260,000	11,756,626
San Diego County Regional Airport
Authority, Senior Airport Revenue	5.00	7/1/43	6,000,000	6,561,900
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport) (Issue
34E) (Insured; Assured
Guaranty Municipal Corp.)	5.75	5/1/22	7,000,000	8,011,570
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.50	11/1/30	13,555,000	16,318,051
University of California Regents,
Medical Center Pooled Revenue	5.00	5/15/43	5,000,000	5,560,700
Colorado—2.2%
City and County of Denver,
Airport System Subordinate
Revenue	5.50	11/15/27	6,000,000	7,032,420

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
City and County of Denver,
Airport System Subordinate
Revenue	5.25	11/15/43	6,000,000		6,555,840
Colorado Health Facilities
Authority, Revenue (Sisters of
Charity of Leavenworth
Health System)	5.25	1/1/25	4,000,000		4,618,880
Colorado Springs,
Utilities System Revenue	5.00	11/15/23	2,955,000		3,522,330
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/20	6,740,000	[b]	5,810,284
University of Colorado Regents,
University Enterprise Revenue	5.25	6/1/36	5,000,000		5,724,200
Connecticut—.2%
Connecticut,
Special Tax Obligation
Revenue (Transportation
Infrastructure Purposes)	5.00	10/1/29	2,500,000		2,959,525
Delaware—.5%
Delaware Transportation Authority,
Transportation System
Senior Revenue	5.00	7/1/26	6,245,000		7,210,290
Florida—8.1%
Broward County,
Port Facilities Revenue	5.00	9/1/22	6,000,000		6,910,560
Broward County School Board,
COP (Master Lease Purchase
Agreement)	5.00	7/1/17	5,000,000		5,598,000
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/20	7,000,000		8,226,680
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.25	6/1/17	10,000,000		11,233,600

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.50	6/1/17	6,000,000		6,781,020
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/22	8,000,000		9,513,120
Florida Department of Transportation,
Turnpike Revenue	5.00	7/1/24	5,630,000		6,862,069
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	5.10	7/1/31	1,870,000		1,872,094
Florida Municipal Power Agency,
Revenue (Saint Lucie Project)	5.00	10/1/20	5,185,000		6,113,115
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group) (Prerefunded)	5.25	11/15/16	265,000	[c]	293,217
Jacksonville Electric Authority,
Electric System Subordinated
Revenue	5.00	10/1/27	2,250,000		2,632,433
Jacksonville Electric Authority,
Water and Sewer System Revenue	5.00	10/1/29	2,500,000		2,953,900
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.38	10/1/35	5,000,000		5,749,200
Miami-Dade County,
Seaport Revenue	5.50	10/1/42	3,500,000		3,963,610
Miami-Dade County,
Water and Sewer System Revenue	5.00	10/1/34	5,000,000		5,663,500
Miami-Dade County,
Water and Sewer System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	10/1/26	5,000,000		5,579,800
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/35	7,000,000		7,613,410

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/35	6,000,000		6,705,480
Pinellas County Health Facilities
Authority, Health System
Revenue (BayCare Health System
Issue) (Insured; National
Public Finance Guarantee Corp.)	0.19	11/15/23	5,275,000	[d]	4,859,594
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	5,000,000		5,426,700
Tampa Bay Water Regional Water
Supply Authority, Utility
System Improvement Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	10/1/29	5,000,000		6,754,850
Georgia—3.2%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	10,000,000		12,186,300
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	3,500,000		3,859,555
DeKalb County,
Water and Sewerage Revenue	5.25	10/1/25	8,590,000		10,824,860
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.75	1/1/20	5,000,000		5,887,850
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	9,705,000		11,637,751
Thomasville Hospital Authority,
RAC (John D. Archbold Memorial
Hospital, Inc. Project)	5.13	11/1/30	3,500,000		3,786,825
Idaho—.5%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	7,625,000		7,638,496

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—7.9%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; AMBAC)	5.00	1/1/19	5,175,000	5,484,258
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/23	21,370,000	22,555,394
Chicago Park District,
Limited Tax GO	5.00	1/1/27	3,000,000	3,470,850
Illinois,
GO	5.50	7/1/38	6,000,000	6,503,760
Illinois,
Sales Tax Revenue	5.00	6/15/24	5,000,000	5,976,250
Illinois Finance Authority,
Revenue (Advocate Health Care
Network)	5.00	6/1/29	9,500,000	10,823,540
Illinois Finance Authority,
Revenue (Advocate Health Care
Network)	5.00	6/1/30	10,305,000	11,698,545
Illinois Finance Authority,
Revenue (Central DuPage Health)	5.50	11/1/39	3,500,000	3,963,645
Illinois Finance Authority,
Revenue (Rehabilitation
Institute of Chicago)	6.00	7/1/43	3,250,000	3,665,220
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	2,500,000	2,732,575
Metropolitan Pier and Exposition
Authority, Revenue (McCormick
Place Expansion Project)	5.00	6/15/42	13,090,000	14,135,760
Railsplitter Tobacco Settlement
Authority, Tobacco Settlement
Revenue	5.00	6/1/16	7,275,000	7,800,983

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Railsplitter Tobacco Settlement
Authority, Tobacco Settlement
Revenue	5.50	6/1/23	5,500,000		6,467,615
Railsplitter Tobacco Settlement
Authority, Tobacco Settlement
Revenue	6.00	6/1/28	1,480,000		1,744,150
University of Illinois Board of Trustees,
Auxiliary Facilities System Revenue
(University of Illinois)	5.00	4/1/27	5,000,000		5,765,450
University of Illinois Board of Trustees,
Auxiliary Facilities System Revenue
(University of Illinois)	5.00	4/1/44	5,000,000		5,526,900
Iowa—.8%
Iowa Finance Authority,
Health Facilities Revenue
(UnityPoint Health)	5.00	2/15/31	4,000,000		4,571,400
Iowa Finance Authority,
Healthcare Revenue
(Genesis Health System)	5.00	7/1/25	5,910,000		6,926,756
Kansas—.8%
Wyandotte County Kansas City
Unified Government, Utility
System Revenue (Insured;
AMBAC) (Prerefunded)	5.60	9/1/14	12,010,000	[c]	12,614,223
Kentucky—2.2%
Kentucky Public Transportation
Infrastructure Authority,
Subordinate Toll Revenue, BAN
(Downtown Crossing Project)	5.00	7/1/17	9,375,000		10,412,156
Louisville/Jefferson County
Metro Government,
Health System Revenue
(Norton Healthcare, Inc.)	5.75	10/1/42	6,000,000		6,798,180
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	7,955,000		9,045,710

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kentucky (continued)
University of Kentucky,
General Receipts Bonds	5.25	10/1/19	5,565,000	6,669,652
Louisiana—2.7%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	2,000,000	2,228,300
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.00	7/1/29	6,500,000	7,250,945
New Orleans Aviation Board,
Gulf Opportunity Zone Customer
Facility Charge Revenue
(Consolidated Rental Car Project)	6.25	1/1/30	5,000,000	5,756,250
Tobacco Settlement Financing
Corporation of Louisiana,
Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/28	13,425,000	14,644,124
Tobacco Settlement Financing
Corporation of Louisiana,
Tobacco Settlement
Asset-Backed Bonds	5.25	5/15/35	9,000,000	9,671,310
Maine—.4%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	5,000,000	5,845,300
Maryland—1.8%
Maryland,
GO (State and
Local Facilities Loan)	5.25	8/1/20	10,000,000	12,226,800
Maryland,
GO (State and
Local Facilities Loan)	5.00	8/1/22	5,000,000	6,192,700
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	2,500,000	2,686,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Montgomery County,
Consolidated Public
Improvement GO	5.00	11/1/21	4,730,000		5,813,596
Massachusetts—5.0%
Massachusetts,
GO (Consolidated Loan)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	8/1/24	12,000,000		13,484,160
Massachusetts,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	9/1/23	10,000,000		12,674,000
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	11,000,000		12,183,270
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Issue K)	5.25	7/1/29	6,705,000		7,360,816
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Northeastern University Issue)	5.00	10/1/30	3,000,000		3,426,930
Massachusetts Housing Finance
Agency, Housing Revenue	5.30	6/1/49	5,940,000		6,069,136
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	8/15/30	7,325,000		8,590,394
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	10/15/35	5,000,000		5,777,800
University of Massachusetts
Building Authority, Revenue
(Insured; AMBAC) (Prerefunded)	5.00	11/1/15	5,000,000	[c]	5,284,600
Michigan—3.7%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	8,000,000		9,424,960

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Kent Hospital Finance Authority,
Revenue (Spectrum Health System)	5.50	11/15/25	7,710,000	9,169,889
Michigan Building Authority,
Revenue (Facilities Program)	5.00	10/15/24	2,500,000	2,878,925
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Sewage
Disposal System Revenue Senior
Lien Local Project Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/30	6,000,000	6,506,640
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Sewage
Disposal System Revenue Senior
Lien Local Project Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/32	5,000,000	5,384,150
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/21	7,000,000	8,048,740
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.63	11/15/29	5,000,000	5,615,750
Michigan Hospital Finance
Authority, Revenue (McLaren
Health Care)	5.63	5/15/28	4,575,000	5,190,566
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	2,870,000	2,870,488
Minnesota—.1%
Western Minnesota Municipal Power
Agency, Power Supply Revenue	5.00	1/1/30	1,565,000	1,848,281
Missouri—.7%
Kansas City,
General Improvement Airport
Revenue	5.00	9/1/22	8,380,000	9,715,688

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—2.6%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	9,505,000		9,686,450
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.00	6/15/28	2,250,000		2,497,005
New Jersey Health Care Facilities
Financing Authority, Revenue
(Virtua Health Issue)	5.00	7/1/28	3,000,000		3,482,760
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Corp.)	6.13	6/1/30	9,495,000		10,390,663
New Jersey Turnpike Authority,
Turnpike Revenue	5.00	1/1/24	5,000,000		5,962,450
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.10	1/1/30	7,500,000	[d]	6,993,750
New Mexico—.7%
New Mexico Municipal Energy
Acquisition Authority, Gas
Supply Revenue	0.85	8/1/19	10,000,000	[d]	9,971,300
New York—13.5%
Austin Trust (Series 1107)
Non-recourse (Port Authority
of New York and New Jersey,
Consolidated Bonds,
151st Series)	6.00	9/15/28	25,000,000	[e,f]	28,564,500
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	9,000,000		10,573,920
Metropolitan Transportation
Authority, State Service
Contract Revenue	5.75	1/1/18	10,000,000		11,629,300
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/29	7,375,000		8,737,384

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City,
GO	5.00	3/1/25	5,000,000	6,040,900
New York City,
GO	5.00	8/1/25	5,380,000	6,428,616
New York City,
GO	5.00	10/1/36	11,505,000	12,965,100
New York City Health and Hospitals
Corporation, Health System
Revenue	5.00	2/15/25	14,625,000	16,675,718
New York City Industrial
Development Agency, Senior
Airport Facilities Revenue
(Transportation Infrastructure
Properties, LLC Obligated Group)	5.00	7/1/21	6,150,000	6,838,862
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	7,450,000	8,235,975
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/34	7,500,000	8,531,025
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	2/1/35	15,055,000	17,142,827
New York Liberty Development
Corporation, Liberty Revenue
(4 World Trade Center Project)	5.00	11/15/31	5,000,000	5,597,450
New York State Dormitory
Authority, Revenue (New York
University) (Insured; National
Public Finance Guarantee Corp.)	5.75	7/1/27	9,500,000	11,938,745
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	2,500,000	2,659,525
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	3,800,000	4,007,974

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/20	6,775,000	8,082,236
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/32	7,100,000	8,286,907
New York State Thruway Authority,
General Revenue	5.00	1/1/27	5,000,000	5,932,150
Port Authority of New York
and New Jersey
(Consolidated Bonds,
183rd Series)	5.00	12/15/26	4,125,000	5,022,724
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/23	6,430,000	7,930,441
Ohio—1.0%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	5,000,000	5,518,400
Ohio Higher Educational Facility
Commission, HR (Cleveland
Clinic Health System
Obligated Group)	5.00	1/1/38	5,000,000	5,565,300
Ohio Turnpike and Infrastructure
Commission, Junior Lien
Turnpike Revenue
(Infrastructure Projects)	5.25	2/15/39	3,000,000	3,403,890
Pennsylvania—2.0%
Allegheny County Port
Authority, Special Transportation
Revenue	5.25	3/1/22	5,000,000	5,916,050
Geisinger Authority,
Health System Revenue
(Geisinger Health System)	5.25	6/1/39	11,750,000	12,855,793
Pennsylvania Turnpike Commission,
Turnpike Revenue	5.00	12/1/24	5,000,000	5,770,300
Philadelphia School District,
GO	5.25	9/1/23	5,000,000	5,669,350

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Rhode Island—.4%
Rhode Island Health and
Educational Building
Corporation, Higher Education
Facilities Revenue (Brown
University Issue)	5.00	9/1/21	4,645,000	5,682,461
South Carolina—3.7%
Columbia,
Waterworks and Sewer
System Revenue	5.00	2/1/36	8,000,000	8,910,800
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	5.00	12/1/23	10,000,000	10,912,100
Piedmont Municipal Power Agency,
Electric Revenue	5.00	1/1/20	5,340,000	6,287,903
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/36	10,000,000	11,126,000
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.13	12/1/43	16,000,000	17,769,600
South Dakota—.4%
South Dakota Health and
Educational Facilities
Authority, Revenue (Avera
Health Issue)	5.00	7/1/44	5,000,000	5,549,150
Tennessee—.5%
Chattanooga Health Educational
and Housing Board, Revenue
(Catholic Health Initiatives)	5.25	1/1/40	1,500,000	1,660,905
Johnson City Health and
Educational Facilities
Board, HR (Mountain States
Health Alliance)	6.00	7/1/38	5,000,000	5,654,700
Texas—5.3%
Brownsville,
Utilities System Revenue	5.00	9/1/28	5,000,000	5,764,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Harris County Cultural Education
Facilities Finance Corporation, HR
(Texas Children’s Hospital Project)	5.25	10/1/29	4,000,000		4,618,640
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	7.25	12/1/18	7,000,000	[c]	8,849,820
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/28	4,000,000		4,846,440
Houston Community College System,
Limited Tax GO	5.00	2/15/29	4,000,000		4,709,920
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/28	4,450,000		4,747,794
Lower Colorado River Authority,
Transmission Contract Revenue
(Lower Colorado River
Authority Transmission
Services Corporation Project)	5.00	5/15/31	7,895,000		8,900,349
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty Corp.)	5.75	1/1/40	5,000,000		5,627,550
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	10,000,000		11,148,400
San Antonio,
Electric and Gas Systems
Junior Lien Revenue	5.00	2/1/43	9,275,000		10,364,441
Socorro Independent School
District, Unlimited Tax Bonds
(Permament School Fund
Guarantee Program)	5.00	8/15/29	4,080,000		4,932,434
Texas Transportation Commission,
Central Texas Turnpike System
First Tier Revenue	5.00	8/15/41	3,530,000		3,829,944

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utah—.2%
Metropolitan Water District of
Salt Lake and Sandy, Water
Revenue Project Bonds	5.00	7/1/37	3,000,000		3,392,730
Virginia—1.0%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC) (Escrowed
to Maturity)	5.25	10/1/28	1,500,000		1,853,625
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	5.50	6/1/15	4,925,000	[c]	5,110,032
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.00	10/1/26	8,250,000		8,663,902
Washington—3.2%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.00	7/1/23	6,905,000		7,479,634
Energy Northwest,
Electric Revenue (Columbia
Generating Station)
(Prerefunded)	5.00	7/1/16	3,155,000	[c]	3,423,364
Seattle,
Drainage and Wastewater
Improvement Revenue	5.00	9/1/27	5,000,000		5,845,000
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	6/1/23	6,790,000		8,204,085
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	7/1/26	5,000,000		5,998,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington,
Motor Vehicle Fuel Tax GO	5.00	7/1/23	2,575,000		3,173,353
Washington Health Care Facilities
Authority, Revenue (Providence
Health and Services)	5.00	10/1/42	12,375,000		13,677,097
Wisconsin—1.3%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Ascension Health Alliance
Senior Credit Group) (Morgan
Stanley Municipal Trust
Program Residual Series 3337)
Recourse	5.00	11/15/43	10,000,000	[e,f]	11,035,100
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.50	4/15/29	5,000,000		5,477,150
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.25	4/15/35	3,000,000		3,321,960
Total Long-Term Municipal Investments
(cost $1,347,512,114)					1,469,541,858

Short-Term Municipal
Investments—.9%
Massachusetts—.2%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	0.02	9/2/14	3,500,000	[g]	3,500,000
New York—.6%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.04	9/2/14	8,500,000	[g]	8,500,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina—.1%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)
(LOC; Wells Fargo Bank)	0.02	9/2/14	1,000,000 [g]	1,000,000
Total Short-Term Municipal Investments
(cost $13,000,000)				13,000,000
Total Investments (cost $1,360,512,114)			99.4%	1,482,541,858
Cash and Receivables (Net)			.6%	8,232,044
Net Assets			100.0%	1,490,773,902

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Variable rate security—interest rate subject to periodic change.
e Collateral for floating rate borrowings.
f Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $39,599,600 or 2.7% of net assets.
g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	21.3	Prerefunded	2.5
Health Care	14.8	Lease	2.1
Utility-Water and Sewer	11.0	Housing	1.7
Utility-Electric	9.4	County	1.3
Special Tax	9.1	Asset-Backed	.3
Education	6.3	Resource Recovery	.2
State/Territory	5.8	Other	8.0
City	3.1
Industrial	2.5		99.4

† Based on net assets.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Fund 27

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,360,512,114	1,482,541,858
Cash		9,713,261
Interest receivable		17,088,928
Receivable for investment securities sold		12,157,290
Receivable for shares of Common Stock subscribed		20,498
Prepaid expenses		18,858
		1,521,540,693
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		868,471
Payable for floating rate notes issued—Note 4		17,500,000
Payable for investment securities purchased		11,603,010
Payable for shares of Common Stock redeemed		603,411
Interest and expense payable related
to floating rate notes issued—Note 4		57,556
Accrued expenses		134,343
		30,766,791
Net Assets ($)		1,490,773,902
Composition of Net Assets ($):
Paid-in capital		1,440,033,455
Accumulated undistributed investment income—net		265,551
Accumulated net realized gain (loss) on investments		(71,554,848)
Accumulated net unrealized appreciation
(depreciation) on investments		122,029,744
Net Assets ($)		1,490,773,902
Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		126,427,160
Net Asset Value, offering and redemption price per share ($)		11.79

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2014

Investment Income ($):
Interest Income	65,708,146
Expenses:
Management fee—Note 3(a)	8,871,511
Shareholder servicing costs—Note 3(b)	1,401,052
Interest and expense related to
floating rate notes issued—Note 4	154,312
Directors’ fees and expenses—Note 3(c)	111,880
Professional fees	110,590
Custodian fees—Note 3(b)	86,959
Prospectus and shareholders’ reports	36,972
Registration fees	18,545
Loan commitment fees—Note 2	14,914
Miscellaneous	76,025
Total Expenses	10,882,760
Less—reduction in fees due to earnings credits—Note 3(b)	(1,378)
Net Expenses	10,881,382
Investment Income—Net	54,826,764
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(15,935,734)
Net unrealized appreciation (depreciation) on investments	116,234,588
Net Realized and Unrealized Gain (Loss) on Investments	100,298,854
Net Increase in Net Assets Resulting from Operations	155,125,618

See notes to financial statements.

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	54,826,764	52,787,374
Net realized gain (loss) on investments	(15,935,734)	13,576,020
Net unrealized appreciation
(depreciation) on investments	116,234,588	(136,653,190)
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,125,618	(70,289,796)
Dividends to Shareholders from ($):
Investment income—net	(54,243,270)	(52,162,894)
Net realized gain on investments	(432,925)	—
Total Dividends	(54,676,195)	(52,162,894)
Capital Stock Transactions ($):
Net proceeds from shares sold	34,823,073	118,412,701
Dividends reinvested	39,560,117	36,951,399
Cost of shares redeemed	(176,749,298)	(259,623,493)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(102,366,108)	(104,259,393)
Total Increase (Decrease) in Net Assets	(1,916,685)	(226,712,083)
Net Assets ($):
Beginning of Period	1,492,690,587	1,719,402,670
End of Period	1,490,773,902	1,492,690,587
Undistributed investment income—net	265,551	151,573
Capital Share Transactions (Shares):
Shares sold	3,044,627	10,015,732
Shares issued for dividends reinvested	3,460,833	3,145,725
Shares redeemed	(15,578,073)	(22,115,505)
Net Increase (Decrease) in Shares Outstanding	(9,072,613)	(8,954,408)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended August 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	11.02	11.90	11.24	11.58	11.01
Investment Operations:
Investment income—net[a]	.42	.38	.42	.48	.49
Net realized and unrealized
gain (loss) on investments	.77	(.89)	.66	(.35)	.57
Total from Investment Operations	1.19	(.51)	1.08	.13	1.06
Distributions:
Dividends from
investment income—net	(.42)	(.37)	(.42)	(.47)	(.49)
Dividends from net realized
gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.42)	(.37)	(.42)	(.47)	(.49)
Net asset value, end of period	11.79	11.02	11.90	11.24	11.58
Total Return (%)	11.10	(4.52)	9.76	1.30	9.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.72	.75	.75	.74
Ratio of net expenses
to average net assets	.74	.72	.75	.75	.74
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.01	.01	.01	.01	.01
Ratio of net investment income
to average net assets	3.71	3.18	3.64	4.30	4.39
Portfolio Turnover Rate	19.04	23.67	27.88	24.24	19.86
Net Assets, end of period
($ x 1,000)	1,490,774	1,492,691	1,719,403	1,660,406	1,816,568

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is the sole series comprising Dreyfus Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	1,482,541,858	—	1,482,541,858
Liabilities ($)
Floating Rate Notes††	—	(17,500,000)	—	(17,500,000)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carry-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

overs, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,699,781, accumulated capital losses $71,497,827 and unrealized appreciation $121,972,723.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014. If not applied, $4,454,313 of the carryover expires in fiscal year 2017 and $48,927,646 expires in fiscal year 2018. The fund has $4,277,895 of post-enactment short-term capital losses and $13,837,973 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2014 and August 31, 2013 were as follows: tax-exempt income $54,053,010 and $52,162,894, and ordinary income $623,185 and $0, respectively.

During the period ended August 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $469,516, increased accumulated net realized gain (loss) on investments by $245,801 and increased paid-in capital by $223,715. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2014, the fund did not borrow under the Facilities.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2014, the fund was charged $820,442 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2014, the fund was charged $404,659 for transfer agency services and $19,128 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,378.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2014, the fund was charged $86,959 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended August 31, 2014, the fund was charged $13,147 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2014, the fund was charged $8,296 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $755,377, Shareholder Services Plan fees $1,000, custodian fees $36,844, Chief Compliance Officer fees $1,154 and transfer agency fees $74,096.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2014, amounted to $276,330,324 and $396,703,115, respectively.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”).The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the Trust, after payment of interest on the other securities and various expenses of the Trust.An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2014, was approximately $21,667,000 with a related weighted average annualized interest rate of .71%.

At August 31, 2014, the cost of investments for federal income tax purposes was $1,343,069,135; accordingly, accumulated net unrealized appreciation on investments was $121,972,723, consisting of $122,929,096 gross unrealized appreciation and $956,373 gross unrealized depreciation.

The Fund 41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (the sole series comprising Dreyfus Bond Funds, Inc.) as of August 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2014

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $190,260 that is being reported as an ordinary income distribution for reporting purposes. The fund also hereby reports $.0033 per share as a short-term capital gain distribution paid on December 19, 2013.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 142
———————
William Hodding Carter III (79)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (1985)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62
———————
Richard C. Leone (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues (2011-present)
• President—The Century Foundation (1989-2011)
No. of Portfolios for which Board Member Serves: 24

Hans C. Mautner (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (50)
Board Member (2006)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 109
———————
Burton N. Wallack (63)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,149 in 2013 and $32,792 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $12,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,003 in 2013 and $3,298 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,133 in 2013 and $2,541 in 2014. [These services included a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,569,616 in 2013 and $32,746,283 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 23, 2014

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 23, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)